SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2002


                                   iPCS, Inc.

             (Exact name of registrant as specified in its charter)


            Delaware                    333-47682                 36-4350876

                                        333-47688
((State or other Jurisdiction   (Commission File No.)       (I.R.S. Employer
         of Incorporation)                                Identification No.)

                          233 Peachtree Street, N.E.              30303
                          Harris Tower, Suite 1700,            (Zip Code)
                               Atlanta, Georgia
                   (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure.

     On October 21, 2002, our parent company, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing it has appointed William H. Seippel as vice president and chief financial officer. Mr. Seippel replaces Alan B. Catherall who is leaving the company to pursue other business interests. A copy of the press release referenced above is attached hereto as
Exhibit 99.1.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

     Exhibit No. Description 99.1 Press Release of AirGate PCS, Inc. dated October 21, 2002

     SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            iPCS, INC.


Date: October 29, 2002             By:      /s/ Thomas M. Dougherty
                                            Thomas M. Dougherty,
                                            Chief Executive Officer